UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2020

Achillion Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33095	52-2113479
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1777 Sentry Parkway West,

Building 14, Suite 200,

Blue Bell, Pennsylvania 19422

(Address of principal executive offices, including Zip Code)

(215) 709-3040

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ACHN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As of January 15, 2020, Achillion Pharmaceuticals, Inc. (“Achillion”) and Alexion Pharmaceuticals, Inc. (“Alexion”) have each filed their respective notification and report forms pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), with the Federal Trade Commission (“FTC”) and the Antitrust Division of the Department of Justice (“DOJ”) in connection with the proposed merger of Beagle Merger Sub, Inc., a wholly-owned subsidiary of Alexion (“Merger Sub”), with and into Achillion (the “Merger”) upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of October 15, 2019, by and among Achillion, Alexion and Merger Sub. A transaction notifiable under the HSR Act may not be completed until the expiration of a 30-calendar-day waiting period following the parties’ filing of their respective HSR Act notification forms or the early termination of that waiting period. The 30-calendar-day waiting period is scheduled to expire at 11:59 p.m. on February 14, 2020, unless the FTC or DOJ extends that period by requesting additional information from the parties.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” that do not directly or exclusively relate to historical facts. Stockholders are cautioned that any forward-looking statements are not guarantees of future performance and may involve significant risks and uncertainties, and that actual results may vary materially from those in the forward-looking statements. Factors that may contribute to such differences include, but are not limited to, the possibility that the Merger will not close when expected, if at all. Additional factors that could cause results to differ materially from those anticipated in forward-looking statements can be found in the risks detailed in the Company’s filings with the Securities and Exchange Commission, including in its most recent filings on Forms 10-K and 10-Q, factors and matters described or incorporated by reference in this document or in the Definitive Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Achillion Pharmaceuticals, Inc.

By:	/s/ Brian Di Donato
Senior Vice President and
Chief Financial Officer

Dated: January 16, 2020